UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant	☑
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FUNCTIONAL BRANDS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.
☐	Fee paid previously with preliminary materials:
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11

Explanatory Note

On May 26, 2026, Functional Brands, Inc. issued the following letter to certain stockholders of record in respect of its upcoming Special Meeting of stockholders.

Special Meeting Letter

As a reminder, we have not yet received your proxy for the upcoming SPECIAL MEETING of Functional Brands Inc. (ticker: MEHA).  The meeting will be held on Thursday, May 28, 2026 at 12:00 pm eastern time.  If you were a holder of record on April 16, 2026, you still have the right to vote (even if you have since sold your shares).

PLEASE take the time to vote immediately.  The vote cut-off is 11:59 pm eastern time on Wednesday, May 27, 2026.

Thank you.

David Wells

Chief Financial Officer

drwells@davidrwells.com

telephone: 310-936-3128